--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------
                                                                    May 31, 2000
Dear Shareholder:

     The Federal Reserve continued to aggressively tighten in an attempt to achieve its objective of a soft-landing for the explosive U.S. economy. As a result, the Federal Reserve tightened short-term rates by 0.75% during the period and raised rates by another 0.50% at the May FOMC meeting to 6.50%. In the first four months of the new millennium we have been witness to unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply as expectations of continued Fed tightening in the wake of an insatiable U.S. economy, while anticipation of a significant buyback at the long end of the maturity spectrum led to lower yields on long Treasuries. The yield curve inversion along with the premium placed on the dwindling outstanding Treasuries caused a dramatic underperformance of spread sectors relative to the performance of the Treasury sectors, especially in the 10- to 30-year part of the curve.

     At this juncture, the general implication for spread product is negative, but the potential for spread widening is more limited. Most of the negatives for high quality spread product in terms of relative supply differentials between Treasuries and non-Treasuries as well as equity market volatility have been priced into the market. Given current market conditions, we maintain a significant overweight in high quality spread product. Treasuries are fully valued even considering the strong technicals in the market. While near-term volatility is virtually guaranteed by an active Federal Reserve, a successful soft landing of the economy would ultimately result in a healthier U.S. economy.

     This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.



Sincerely,

/s/ LAURENCE D. FINK               /s/ RALPH L. SCHLOSSTEIN
--------------------               ------------------------
Laurence D. Fink                   Ralph L. Schlosstein
Chairman                           President

                                                                   May 31, 2000


Dear Shareholder:

     Please find for your review the unaudited semi-annual report for The BlackRock North American Government Income Trust Inc. ("the Trust") for the six months ended April 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments in the United States and Canada and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNA". The Trust's investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks this objective by investing in Canadian and U.S. dollar-denominated investment grade fixed income securities, with typically 65% of the Trust's assets to be Canadian dollar-denominated securities (primarily Canadian provincial debt, Canadian Treasury securities and Canadian mortgage-backed securities). The U.S. portion of the portfolio is expected to consist primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie
Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's,"Baa" Moody's, or determined by the advisors to be of similar quality at time of purchase or be issued or guaranteed by the Canadian or U.S. governments or their agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:




                              ----------------------------------------------------------------
                              4/30/00       10/31/99       CHANGE        HIGH         LOW
----------------------------------------------------------------------------------------------
 STOCK PRICE                  $ 9.625       $ 9.6875       (0.65%)     $ 9.9375      $  9.00
----------------------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)        $11.25        $11.45         (1.75%)     $11.60        $11.25
----------------------------------------------------------------------------------------------
 CURRENCY EXCHANGE RATE       $ 0.6758      $ 0.6794       (0.53%)     $ 0.6970      $ 0.6734
----------------------------------------------------------------------------------------------
 10-YEAR U.S. TREASURY NOTE     6.22%         6.02%         3.32%        6.79%         5.77%
----------------------------------------------------------------------------------------------

THE U.S. AND CANADIAN FIXED INCOME MARKETS

     The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increase was made in May to bring the current discount rate to 6.50%.

     The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserves increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security rose from 6.02% on October 31, 1999 to 6.22% on April 30, 2000.

     Canadian bonds modestly outperformed versus intermediate Treasuries during the period. The yield on a 10-year Canadian decreased 0.14% versus an increase of 0.20% for a 10 year Treasury. For the first time since July of 1998 economic growth slowed, and decreased by 0.4% in February. This broke a streak of economic gain that has not been witnessed since 1961, when GDP was first measured. Many analysts have forecasted GDP growth to run at about 4.1% annualized, slightly lower than last years 4.2% expansion. Despite the February slowdown, exports to the U.S., domestic demand, consumer spending, business investment and housing continue to fuel Canadian expansion. Despite little sign of inflation in the economy, the Bank of Canada (BOC) has stayed in step with the last three U.S. hikes as both countries have tried to keep inflation in check. Another reason for BOC shadowing U.S. policy is to support the dollar, which potentially could be weakened if higher U.S. rates attract investments away from the Canadian Dollar. Slower economic growth during February occurred across several sectors, but was led by auto manufacturing, which fell 1.9%. Despite February's weakness the BOC will probably not be persuaded to alter it's position of gradually tightening rates to keep a lid on inflation.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The total portfolio's duration (or interest rate sensitivity) is managed to approximate the duration of the U.S. 10-year Treasury; this means that for given a change in interest rates, the movement in the Trust's NAV can be expected to approximate the price movement of the 10-year Treasury note. The Trust's Canadian and U.S. holdings are managed as two separate portfolios. The
Trust's Canadian dollar and asset exposure have generally remained between 65% and 75% of the portfolio's assets; however, this allocation may be adjusted in relation to BlackRock's views and expectations regarding interest rates and changes in the currency exchange rates between the U.S. and Canadian dollar. The following chart compares the Trust's current and October 31, 1999 asset composition:



--------------------------------------------------------------------------------
                               SECTOR BREAKDOWN
--------------------------------------------------------------------------------
 COMPOSITION                                 APRIL 30, 2000   OCTOBER 31, 1999
--------------------------------------------------------------------------------
  CANADIAN PORTFOLIO ALLOCATION                   53%               59%
--------------------------------------------------------------------------------
  Canadian Government Securities                  23%               27%
--------------------------------------------------------------------------------
  Canadian Corporate Bonds                        15%               17%
--------------------------------------------------------------------------------
  Ontario                                          5%                5%
--------------------------------------------------------------------------------
  New Brunswick                                    4%                4%
--------------------------------------------------------------------------------
  Nova Scotia                                      3%                3%
--------------------------------------------------------------------------------
  Prince Edward Island                             2%                2%
--------------------------------------------------------------------------------
  Newfoundland                                     1%                1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  U.S. PORTFOLIO ALLOCATION                       47%               41%
--------------------------------------------------------------------------------
  U.S. Government Securities                       9%                3%
--------------------------------------------------------------------------------
  Interest Only Mortgage-Backed Securities         8%                7%
--------------------------------------------------------------------------------
  Adjustable & Inverse Floating Rate Mortgages     7%                5%
--------------------------------------------------------------------------------
  FHA Project Loans                                7%                7%
--------------------------------------------------------------------------------
  Agency Mortgage Pass-Throughs                    6%                7%
--------------------------------------------------------------------------------
  Principal Only Mortgage-Backed Securities        5%                5%
--------------------------------------------------------------------------------
  Agency Multiple Class Mortgage Pass-Throughs     4%                5%
--------------------------------------------------------------------------------
  Commercial Mortgage-Backed Securities            1%                1%
--------------------------------------------------------------------------------
  Non-Agency Multiple Class Mortgage Pass-Throughs --                1%
--------------------------------------------------------------------------------

     The Trust moderately decreased its exposure to both Canadian Government bonds and the Canadian dollar during the semi-annual period. The reductions that were made were primarily on the long end of the curve, which outperformed shorter maturities. The short-end of the curve continues to be pressured by the Bank of Canada's efforts to combat inflation, which resulted in three increases to the discount rate during the period. On the US side the trust has continued to emphasize mortgage product with relatively strong prepayment
characteristics,   including   bonds   backed  by  lower  coupon  mortgages  and
structured bonds with payment lockout. The Trust also purchased IOs (Interest-Only securities) as a defensive strategy. IOs help to protect the value of a portfolio in a rising interest rate environment by appreciating when mortgages extend. The Trust also purchased Adjustable and Inverse Floating Rate Mortgages. Although rates have trended up recently, and spreads have widened significantly, BlackRock believes that longer-term spreads will tighten and benefit the Trust.

     We will continue to manage the Trust to seek to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock North American Government Income Trust Inc. Please feel free to contact our marketing center at (800) 227- 7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ ROBERT S. KAPITO                    /s/ MICHAEL P. LUSTIG
--------------------                    ----------------------
Robert S. Kapito                        Michael P. Lustig
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
              THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                          BNA
--------------------------------------------------------------------------------
  Initial Offering Date:                                 December 20, 1991
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/00:                        $ 9.625
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/00:                            $11.25
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/00 ($9.625)1:       8.73%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                  $ 0.07
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:               $ 0.84
--------------------------------------------------------------------------------

1 Yield  on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
               PRINCIPAL
                AMOUNT                                                     VALUE
 RATING*         (000)                        DESCRIPTION                 (NOTE 1)
--------------------------------------------------------------------------------
                               INVESTMENTS-128.1%
                               UNITED STATES SECURITIES-60%
                               MORTGAGE PASS-THROUGHS-16.7%
                               Federal Home Loan Mortgage
                                 Corp.,
                $  8,592@        6.50%, 2/01/28 - 6/01/29 ............. $  8,026,589
                               Federal Housing Administration,
                                 GMAC,
                   1,994          Series 37, 7.43%, 10/01/22 ..........    1,984,192
                     928          Series 44, 7.43%, 8/01/22 ...........      919,888
                   1,602          Series 59, 7.43%, 7/01/21 ...........    1,595,858
                     698          Series 65, 7.43%, 12/01/21 ..........      691,050
                                 Merrill,
                   2,836          Series 29, 7.43%, 6/01/22 ...........    2,827,623
                  22,989          Series 42, 7.43%, 9/01/22 ...........   22,795,493
                                 Reilly, Series B-11,
                   2,168         7.40%, 4/01/21 .......................    2,160,693
                                 Westmore Project 8240,
                   2,223         7.25%, 4/01/21 .......................    2,213,244
                               Federal National Mortgage
                                 Association,
                  18,163@        5.50%, 12/01/13 - 2/01/14,
                                 15 year ..............................   16,630,971
                   4,628         7.00%, 2/01/24 - 1/01/29 .............    4,440,393
                               Government National Mortgage
                                 Association,
                   1,103         8.00%, 4/15/24 - 11/15/25 ............    1,104,976
                                                                        ------------
                                                                          65,390,970
                                                                        ------------
                               AGENCY MULTIPLE CLASS MORTGAGE
                               PASS-THROUGHS-4.7%
                               Federal Home Loan Mortgage
                                 Corp., Multiclass Mortgage
                                 Participation Certificates,
                   4,629@        Series 1104, Class 1104-L,
                                  6/15/21 .............................    4,744,775
                   1,751         Series 1577, Class 1577-SC,
                                  9/15/23 .............................    1,236,944
                   2,000@        Series 1601, Class 1601-SE,
                                  10/15/08 ............................    1,540,625
                   4,122         Series 1649, Class 1649-S,
                                  12/15/08 ............................    3,762,517
                               Federal National Mortgage
                               Association, REMIC
                               Pass-Through Certificates,
                   2,582@        Trust 1989-90, Class 90-E,
                                  12/25/19 ............................    2,643,710
                     660@        Trust 1993-210, Class 210-A,
                                  1/25/23 .............................      640,652
                     424         Trust 1993-224, Class 224-SD,
                                  11/25/23 ............................      456,666
                   1,680         Trust 1995-10, Class 10-Z,
                                  3/25/24 .............................    1,655,730
                   2,100         Trust 1996-14, Class 14-M,
                                  10/25/21 ............................    1,804,026
                                                                        ------------
                                                                          18,485,645
                                                                        ------------
                               NON-AGENCY MULTIPLE CLASS
                               MORTGAGE PASS-THROUGHS-0.2%
 AAA                 980       Summit Mortgage Trust,
                                 Series 2000-1, Class B1,
                                  12/28/12** ..........................      922,383
                                                                        ------------
                               ADJUSTABLE & INVERSE FLOATING RATE
                               MORTGAGES-9.3%
                               Countrywide Funding Corp.,
 Aaa               2,903         Series 1993-7, Class 7-AS3,
                                  11/25/23 ............................    2,389,896
 AAA               1,696         Series 1993-10, Class 10-A8,
                                  1/25/24 .............................    1,470,974
                               Federal Home Loan Mortgage Corp.,
                               Multiclass Mortgage Participation
                               Certificates,
                   2,500@        Series 1526, Class 1526-SA,
                                  6/15/23 .............................    1,817,100
                   1,575         Series 1560, Class 1560-SL,
                                  8/15/23 .............................    1,216,701
                   1,096@        Series 1570, Class 1570-SA,
                                  8/15/23 .............................      973,004
                     665         Series 1590, Class 1590-OA,
                                  10/15/23 ............................      690,463
                   1,225         Series 1590, Class 1590-T,
                                  10/15/23 ............................      660,609
                     250         Series 1608, Class 1608-S,
                                  11/15/23 ............................      204,061
                     161         Series 1609, Class 1609-LN,
                                  11/15/23 ............................      130,407
                   4,785         Series 1625, Class 1625-SC,
                                  12/15/08 ............................    3,720,446
                   1,653         Series 1666, Class 1666-S,
                                  1/15/24 .............................    1,278,924
                     638         Series 1669, Class 1669-MD,
                                  2/15/24 .............................      562,085
                   2,250         Series 1688, Class 1688-S,
                                  12/15/13 ............................    2,061,563
                   3,092         Series 1699, Class 1699-ST,
                                  3/15/24 .............................    2,177,634

                                             See Notes to Financial Statements.
                                       5

--------------------------------------------------------------------------------
               PRINCIPAL
                AMOUNT                                                   VALUE
 RATING*         (000)                     DESCRIPTION                 (NOTE 1)
--------------------------------------------------------------------------------
                               ADJUSTABLE & INVERSE FLOATING RATE
                               MORTGAGES (CONTINUED)
              $      271         Series 1862, Class 1862-SF,
                                   4/15/23 ........................     $  239,628
                     426         Series 2063, Class 2063-SM,
                                   5/15/27 ........................        272,349
                   4,064         Series 2190, Class 2190-S,
                                   10/15/14 .......................      3,421,302
                               Federal National Mortgage Association,
                               REMIC Pass-Through Certificates,
                     562         Trust 1991-145, Class 145-S,
                                   10/25/06 .......................        591,713
                     615@        Trust 1991-87, Class 87-S,
                                   8/25/21 ........................        609,366
                   1,469         Trust 1993-97, Class 97-SB,
                                   5/25/23 ........................        719,903
                     809         Trust 1993-113, Class 113-SB,
                                   7/25/23 ........................        810,515
                   1,612         Trust 1993-170, Class 170-SC,
                                   9/25/08 ........................      1,569,200
                   1,581         Trust 1993-179, Class 179-SB,
                                   10/25/23 .......................      1,216,346
                     102         Trust 1993-183, Class 183-SM,
                                   10/25/23 .......................        100,690
                     738         Trust 1993-208, Class 208-SE,
                                   11/25/23 .......................        552,566
                   2,097@        Trust 1993-214, Class 214-S,
                                   12/25/08 .......................      1,874,553
                   1,099         Trust 1993-256, Class 256-F,
                                   11/25/23 .......................        873,520
                   1,808         Trust 1994-23, Class 23-PS,
                                   4/25/23 ........................      1,697,101
                   1,414         Trust 1999-1, Class 1-S,
                                   7/25/23 ........................      1,414,288
 Aaa                 895       Prudential Home Mortgage
                               Securities Co., Mortgage
                               Pass-Through Certificates,
                                 Series 1993-54, Class A28,
                                   1/25/24 ........................        697,895
                                                                        ----------
                                                                        36,014,802
                                                                        ----------
                               INTEREST ONLY MORTGAGE-BACKED
                               SECURITIES-9.8%
                               BA Mortgage Securities Inc.,
 AAA                 907         Series 1997-1, Class X,
                                   7/25/26 ........................        168,967
 AAA               1,853         Series 1998-1, Class 2X,
                                   5/25/13 ........................        379,318
 AAA              23,533       Countrywide Funding Corp.,
                               Series 1997-8, Class A-5,
                                   1/25/28 ........................        220,621
 AAA             140,406       Countrywide Funding Corp.,
                               Series 1998-6, Class 6-X,
                                   6/25/13 ........................      1,886,711
 AAA               8,669       Credit Suisse First Boston
                               Mortgage Corp.,
                                 Series 1997-C1, Class C1-AX,
                                   4/20/22** ......................        703,208


--------------------------------------------------------------------------------
               PRINCIPAL
                AMOUNT                                                VALUE
 RATING*         (000)                     DESCRIPTION               (NOTE 1)
--------------------------------------------------------------------------------
                               Federal Home Loan Mortgage
                               Corp., Multiclass Mortgage
                               Participation Certificates,
              $    2,756         Series 1254, Class 1254-Z,
                                   4/15/22 ........................ $  576,896
                   5,500         Series 1353, Class 1353-S,
                                   8/15/07 ........................    457,274
                     625         Series 1379, Class 1379-P,
                                   8/15/18 ........................      5,435
                   1,874         Series 1397, Class 1397-IO,
                                   10/15/22 .......................    524,691
                   1,000         Series 1611, Class 1611-JC,
                                   8/15/23 ........................    892,500
                  19,002@        Series 1809, Class 1809-SC,
                                   12/15/23 .......................  1,313,256
                   4,053         Series 1900, Class 1900-SV,
                                   8/15/08 ........................    266,597
                   7,000         Series 2002, Class 2002-HJ,
                                   10/15/08 .......................    833,853
                   3,792         Series 2039, Class 2039-PI,
                                   2/15/12 ........................    581,234
                   4,956         Series 2044, Class 2044-PF,
                                   6/15/20 ........................    577,234
                   2,430         Series 2066, Class 2066-PJ,
                                   12/15/26 .......................    590,557
                   6,482         Series 2080, Class 2080-PL,
                                   1/15/27 ........................  1,997,016
                   6,620         Series 2103, Class 2103-PI,
                                   5/15/12 ........................  1,261,968
                  10,173         Series 2130, Class 2130-SC,
                                   3/15/29 ........................    600,819
                   1,385         Series 2137, Class 2137-CI,
                                   10/15/26 .......................    313,319
                   5,264         Series 2140, Class 2140-UK,
                                   9/15/11 ........................    862,005
                               Federal National Mortgage Association,
                               REMIC Pass-Through Certificates,
                  16,304         Trust 302, Class 302-2,
                                   6/01/29 ........................  5,232,473
                   816 @         Trust G1992-5, Class 5-H,
                                   1/25/22 ........................    219,420
                   2,200         Trust 1993-46, Class 46-S,
                                   5/25/22 ........................     70,062
                   1,700         Trust 1993-196, Class 196-SC,
                                   10/25/08 .......................  1,547,714
                   7,117         Trust 1993-199, Class 199-SB,
                                   10/25/23 .......................    146,796
                   2,425         Trust 1993-202, Class 202-QA,
                                   6/25/19 ........................    143,156
                   6,697         Trust 1995-26, Class 26-SW,
                                   2/25/24 ........................    694,276
                   5,047         Trust 1997-50, Class 50-SI,
                                   4/25/23 ........................    151,420
                  10,224         Trust 1997-65, Class 65-SG,
                                   2/25/15 ........................  1,051,150
                   4,500         Trust 1998-25, Class 25-PG,
                                   3/18/22 ........................    743,265

                                              See Notes to Financial Statements.
                                       6

--------------------------------------------------------------------------------
               PRINCIPAL
                AMOUNT                                                 VALUE
 RATING*         (000)                     DESCRIPTION                (NOTE 1)
--------------------------------------------------------------------------------
                               INTEREST ONLY MORTGAGE-BACKED
                               SECURITIES (CONTINUED)
              $    7,259         Trust 1998-46, Class 46-SC,
                                  5/18/28 ......................... $  435,524
 Aaa               2,320@      G. E. Capital Mortgage Services,
                               Trust 1993-13, Class 13-A2,
                                  10/25/08 ........................     50,436
                               GMAC Commercial Mortgage
                               Securities Inc., Mortgage
                               Certificates,
 AAA              17,835         Trust 1997-C1, Class C1-X,
                                  7/15/27 .........................  1,326,932
 AAA              67,826         Trust 1998-C2, Class C2-X,
                                  8/15/23 .........................  2,552,535
 AAA              28,674       Goldman Sachs Mortgage
                               Securities Corp., Mortgage
                               Participation Certifcates,
                                 Series 1998-5, Class 5-IO,
                                  6/19/27** .......................    757,172
                               Government National Mortgage
                               Association,
                    2,96@        Trust 1998-14, Class 14-PK,
                                  11/20/26 ........................    605,859
                   4,822         Trust 1999-3, Class 3-S,
                                  2/16/29 .........................    229,029
                  37,554         Trust 1999-5, Class 5-S,
                                  2/16/29 .........................    809,754
                  21,037         Trust 1999-8, Class 8-S,
                                  3/16/29 .........................    433,878
 AAA              18,185       Hanover Grantor Trust,
                               Series 1999-A, Class A1-IO,
                                  8/28/27** .......................    633,626
 Aaa              19,361       Headlands Mortgage Securities Inc.,
                               Series 1997-1, Class X1,
                                  3/25/27 .........................    363,024
 AAA              53,495       Merrill Lynch Mortgage
                               Investors, Inc.,
                               Series 1997-C2, Class C2-IO,
                                  12/10/29 ........................  3,394,909
 AAA               5,758       Morgan Stanley Capital 1 Inc.,
                               Trust 1997-HF1, Class HF1-X,
                                  6/15/17** .......................    388,568
 Aaa             119,115       Norwest Asset Securities Corp.,
                               Series 1997-12, Class A11,
                                  9/25/27 .........................    297,787
 AAA              60,560       Prudential Home Mortgage
                               Securities Co., Mortgage
                               Pass-Through Certificates,
                               Series 1994-5, Class A-9,
                                  2/25/24 .........................    596,138
 AAA                 820       Residential Funding Mortgage
                               Securities I Inc.,
                                 Series 1998-S30, Class A7,
                                  12/25/28 ........................    366,606
                                                                    ----------
                                                                    38,254,988
                                                                    ----------
                             PRINCIPAL ONLY MORTGAGE-BACKED
                               SECURITIES-6.4%
                               Federal Home Loan Mortgage
                               Corp., Multiclass Mortgage
                               Participation Certificates,
                   1,073         Series G-50, Class G50-AM,
                                  4/25/24 .........................    571,969
                   9,319         Series 1570, Class 1570-C,
                                  8/15/23 .........................  6,681,009
                   5,658@        Series 1686, Class 1686-B,
                                  2/15/24 .........................  3,021,462
                   1,055         Series 1691, Class 1691-G,
                                  3/15/24 .........................    723,742
                   1,368         Series 1739, Class 1739-B,
                                  2/15/24 .........................    967,590
                     378         Series 1857, Class 1857-PB,
                                  12/15/08 ........................    305,906
                   6,297         Series 2009, Class 2009-HJ,
                                  10/15/22 ........................  3,772,258
                   2,481         Series 2073 Class 2073-PO,
                                  7/15/28 .........................  1,089,172
                   4,000         Series 2082, Class 2082-PN,
                                  1/15/24 .........................  1,843,083
                     408         Series 2087, Class 2087-PO,
                                  9/15/25 .........................    279,080
                   1,142         Series 2217, Class 2217-PO,
                                  2/15/30 .........................    688,587
                               Federal National Mortgage Association,
                               REMIC Pass-Through Certificates,
                     900         Trust 279, Class 279-1,
                                  7/01/26 .........................    661,448
                   1,050         Trust 1996-38, Class 38-E,
                                  8/25/23 .........................    341,313
                     204         Trust 1997-85, Class 85-LE,
                                  10/25/23 ........................    129,048
                   3,301         Trust 1998-26, Class 26-L,
                                  3/25/23 .........................  2,097,797
                     631         Trust 1998-48, Class 48-P,
                                  8/18/28 .........................    376,099
 AAA               6,055       Fund America Investment Corp.,
                               Series 1993-C, Class B,
                                  4/29/30 .........................    859,301
                     918       Government National Mortgage
                               Association, REMIC
                               Pass-Through Certificates,
                               Trust 1999-40, Class 40-N,
                                  6/20/27 .........................    541,884
                                                                    ----------
                                                                    24,950,748
                                                                    ----------
                               COMMERCIAL MORTGAGE-BACKED
                               SECURITIES-1.6%
 AAA               1,550       LB Commercial Conduit
                               Mortgage Trust,
                               Series 1999-C1, Class A2,
                                  6.78%, 4/15/09 ..................  1,450,687
 AAA               5,000       Prudential Securities Secured
                               Financing Corp.,
                                 Series 1998-C1, Class A1B,
                                  6.506%, 7/15/08 .................  4,644,860
                                                                    ----------
                                                                     6,095,547
                                                                    ----------

                                              See Notes to Financial Statements.
                                       7

--------------------------------------------------------------------------------------------
               PRINCIPAL
                AMOUNT                                                            VALUE
 RATING*         (000)                           DESCRIPTION                     (NOTE 1)
------------------------------------------------------------------------------------------
                               U.S GOVERNMENT AND AGENCY
                               SECURITIES-11.3%
                               Overseas Private Investment Corp.,
              $      290         5.46%, 5/29/12 .............................. $   258,711
                     264         5.79%, 5/29/12 ..............................     236,749
                     341         5.88%, 5/29/12 ..............................     309,610
                     220         6.27%, 5/29/12 ..............................     206,582
                     386         6.81%, 5/29/12 ..............................     364,865
                     440         6.84%, 5/29/12 ..............................     423,120
                   1,012         6.91%, 5/29/12 ..............................     966,460
                     275         7.35%, 5/29/12 ..............................     265,375
                   3,169       Small Business Administration,
                               Series 1996-20K,
                                 6.95%, 11/01/16 .............................   3,004,562
                  10,321@      U.S. Treasury Bond,
                                 3.875%, 4/15/29, TIPS .......................  10,343,403
                               U.S. Treasury Notes,
                  27,595@        6.00%, 8/15/09 ..............................  26,956,728
                     225@        6.125%, 8/15/07 .............................     220,325
                     150         6.50%, 5/31/01 ..............................     149,906
                     610@        7.25%, 8/15/04 ..............................     624,488
                                                                               -----------
                                                                                44,330,884
                                                                               -----------
                               Total United States Securities
                               (cost $245,891,127)............................ 234,445,967
                                                                               -----------
                               CANADIAN SECURITIES-68.1%
                               CANADIAN CORPORATE BONDS-19.1%
 A2            C$  3,500       Bell Canada,
                                 11.45%, 4/15/10 .............................   3,133,905
 AA-               4,500       Canadian Imperial Bank of
                               Commerce,
                                 8.50%, 2/05/07 ..............................   3,122,895
 Aa3              10,000       Canadian Imperial Bank, Toronto,
                                 8.15%, 4/25/06 ..............................   7,177,527
 A+               12,000       Daimler Benz AG,
                                 9.50%, 10/30/01 .............................   8,440,289
                               European Investment Bank,
 AAA              22,800         8.50%, 8/30/05 ..............................  16,610,175
 AAA               6,500         9.125%, 9/20/04 .............................   4,790,837
 A1               10,000       Ford Credit Canada Ltd.,
                                 5.66%, 11/19/01 .............................   6,664,866
 A2                5,000       Greater Toronto Airports Authority,
                                 6.45%, 12/03/27 .............................   3,126,916
 BBB-             10,500       Lindsey Morden Group Inc.,
                                 7.00%, 6/16/08** ............................   6,210,379
 A                14,000       407 International Inc.,
                                 6.47%, 7/27/29 ..............................   8,744,682
 A2               10,000       General Motors Acceptance Corp.,
                                 5.90%, 6/24/02 ..............................   6,647,984
                                                                               -----------
                                                                                74,670,455
                                                                               -----------
                               CANADIAN GOVERNMENT
                               SECURITIES-29.2%
                               Canadian Government Bonds,
             C$  20,579          4.00%, 12/01/31 RRB ......................... $14,982,344
                  3,589@         4.25%, 12/01/26 RRB .........................   2,680,081
                 62,500@         5.25%, 9/01/03 ..............................  40,904,179
                 39,000          5.50%, 6/01/09 ..............................  25,113,377
                 20,000@         7.00%, 9/01/01 ..............................  13,647,782
                    250          7.25%, 6/01/07 ..............................     178,280
                  6,240@         8.00%, 6/01/23 ..............................   5,219,032
                    200          8.00%, 6/01/27 ..............................     172,490
                 15,100@         9.00%, 12/01/04 .............................  11,269,684
                                                                               -----------
                                                                               114,167,249
                                                                               -----------
                               CANADIAN PROVINCIAL SECURITIES-19.8%
                               NEW BRUNSWICK-5.5%
                               New Brunswick Province,
 AA-              13,000         7.625%, 7/14/00 .............................   8,816,500
 A1               14,600         10.125%, 10/31/11 ...........................  12,548,172
                                                                               -----------
                                                                                21,364,672
                                                                               -----------
                               NEWFOUNDLAND-2.1%
 Baa1             10,000       Newfoundland Province,
                                 8.45%, 2/05/26 ..............................   8,139,712
                                                                               -----------
                               NOVA SCOTIA-3.4%
 NR               15,000       Nova Scotia Province,
                                 9.60%, 1/30/22 ..............................  13,287,899
                                                                               -----------
                               ONTARIO-5.9%
 Aa3              10,000       Hamilton Wentworth Regional
                               Municipality,
                                 7.00%, 6/06/01 ..............................   6,806,672
                               Ontario Province,
 Aa3               8,500         5.70%, 12/01/08 .............................   5,425,214
 Aa3              11,500         6.15%, 4/01/09 ..............................   7,444,676
 AA+               5,000       Toronto Metropolitan Municipality,
                                 7.75%, 12/01/05 .............................   3,556,891
                                                                               -----------
                                                                                23,233,453
                                                                               -----------
                               PRINCE EDWARD ISLAND-2.6%
 A3               13,000       Prince Edward Island Province,
                                 8.50%, 10/27/15 .............................  10,142,792
                                                                               -----------
                               QUEBEC-0.3%
 A+                2,000       Quebec Province,
                                 7.50%, 12/01/03 .............................   1,391,721
                                                                               -----------
                               Total Canadian Provincial Securities ..........  77,560,249
                                                                               -----------
                               Total Canadian Securities
                                 (cost $274,123,377).......................... 266,397,953
                                                                               -----------
                               Total Investments before
                                 investment sold short
                                 (cost $520,014,504).......................... 500,843,920
                                                                               -----------

                                              See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
            PRINCIPAL
             AMOUNT                                                  VALUE
 RATING*      (000)                   DESCRIPTION                  (NOTE 1)
--------------------------------------------------------------------------------
                         INVESTMENTS SOLD SHORT-(7.6%)
                         United States Treasury Bonds,
          $(6,000)         6.125%, 8/15/29 ...................   $ (6,014,040)
                         United States Treasury Notes,
          (16,000)         4.75%, 11/15/08 ...................    (14,287,520)
           (9,310)         6.50%, 2/15/10 ....................     (9,494,710)
                                                                 ------------
                           (proceeds $30,041,094).............    (29,796,270)
                                                                 ------------
                         Total investments, net of investments
                           sold short-120.5% .................    471,047,650
                                                                 ------------
                         Liabilities in excess of other
                           assets-(20.5)%                         (79,968,096)
                                                                 ------------
                         NET ASSETS-100% .....................   $391,079,554
                                                                 ============

---------------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.


---------------------------------------------------------------------
                             KEY TO ABBREVIATIONS:
       REMIC --  Real Estate Mortgage Investment Conduit.
         RRB --  Real Return Bond.
        TIPS --  Treasury Inflation Protection Securities.
---------------------------------------------------------------------


















                                              See Notes to Financial Statements.
                                       9

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $520,014,504) (Note 1) .....   $500,843,920
Canadian dollars, at value (cost $56,794,297)...........     56,549,101
Deposits with brokers as collateral for securities
  sold short (Note 1) ..................................     35,809,231
Receivable for investments sold ........................     16,602,170
Interest receivable ....................................      8,531,939
Interest rate caps, at value
  (amortized cost $290,884) (Notes 1 & 3)...............        498,114
Forward currency contracts-amount receivable
  from counterparties ..................................          3,592
                                                           ------------
                                                            618,838,067
                                                           ------------
LIABILITIES
Reverse repurchase agreements (Note 4) .................    151,259,622
Payable for investments purchased ......................     44,425,336
Investments sold short, at value
  (proceeds received $30,041,094) (Note 1)..............     29,796,270
Interest payable .......................................        901,216
Forward currency contracts-amount payable
  to counterparties ....................................        693,785
Due to broker-variation margin (Notes 1 & 3) ...........        202,598
Investment advisory fee payable (Note 2) ...............        197,001
Administration fee payable (Note 2) ....................         32,834
Other accrued expenses .................................        249,851
                                                           ------------
                                                            227,758,513
                                                           ------------
NET ASSETS .............................................   $391,079,554
                                                           ============
Net assets were comprised of:
  Common stock, at par (Note 5) ........................   $    347,740
 Paid-in capital in excess of par ......................    442,715,046
 Cost of 1,433,100 shares held in treasury .............    (14,109,740)
                                                           ------------
                                                            428,953,046
                                                           ------------
 Distributions in excess of net investment income.......     (2,957,073)
 Accumulated net realized gain on investments ..........      1,138,803
 Net unrealized depreciation on investments ............     (9,551,739)
 Accumulated net realized and unrealized
   foreign currency loss ...............................    (26,503,483)
                                                           ------------
Net assets, April 30, 2000 .............................   $391,079,554
                                                           ============
Net asset value per share:
 ($391,079,554 (division sign) 34,773,993 shares of
  common stock issued and outstanding) .................   $      11.25
                                                           ============

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization of
  $3,218,012 and interest expense of $4,266,939).....  $13,198,040
                                                       -----------
Operating Expenses
  Investment advisory ...............................    1,203,708
  Administration ....................................      200,618
  Custodian .........................................      125,000
  Independent accountants ...........................       52,500
  Reports to shareholders ...........................       37,500
  Directors .........................................       36,000
  Transfer agent ....................................       18,000
  Registration ......................................       16,000
  Legal .............................................       10,000
  Miscellaneous .....................................       50,972
                                                       -----------
  Total operating expenses ..........................    1,750,298
                                                       -----------
Net investment income ...............................   11,447,742
                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investments .......................................      954,671
  Futures ...........................................      544,502
  Short sales .......................................   (1,082,395)
  Foreign currency ..................................    1,865,313
                                                       -----------
                                                         2,282,091
                                                       -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments .......................................   (3,260,309)
  Futures ...........................................     (988,131)
  Interest rate caps ................................      283,373
  Short sales .......................................      122,651
  Foreign currency ..................................   (3,332,513)
                                                       -----------
                                                        (7,174,929)
                                                       -----------
Net loss on investments and foreign currency
  transactions ......................................   (4,892,838)
                                                       -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ...........................   $6,554,904
                                                       ===========

                                              See Notes to Financial Statements.
                                       10

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
NET ASSETS RESULTING FROM OPERATIONS
TO NET CASH FLOWS PROVIDED BY
OPERATING ACTIVITIES
Net increase in net assets resulting from operations .....   $ 6,554,904
                                                             -----------
Increase in investments ..................................    (2,559,041)
Net realized gain ........................................    (2,282,091)
Decrease in unrealized appreciation ......................     7,174,929
Increase in interest rate cap ............................      (203,039)
Decrease in receivable for investments sold ..............    36,345,854
Decrease in receivable for forward currency
  contracts ..............................................       348,389
Increase in interest receivable ..........................      (324,075)
Decrease in due to broker-variation margin ...............      (353,527)
Increase in payable for investments purchased ............    34,911,312
Increase in payable for forward currency
  contracts ..............................................       693,785
Increase in interest payable .............................       267,049
Decrease in accrued expenses and other liabilities .......      (115,452)
Increase in deposits with brokers ........................   (21,349,331)
Increase in payable for investments sold short ...........    15,642,979
                                                             -----------
 Total adjustments .......................................    68,197,741
                                                             -----------
Net cash flows provided by operating activities ..........   $74,752,645
                                                             ===========
INCREASE (DECREASE) IN CASH
  AND FOREIGN CURRENCY

Net cash flows provided by operating activities ..........   $74,752,645
                                                             -----------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements ..............     1,913,314
 Cash dividends paid .....................................   (14,760,136)
 Cost of Trust shares reacquired .........................    (6,893,440)
                                                             -----------
Net cash flows used for financing activities .............   (19,740,262)
                                                             -----------
 Net realized and unrealized foreign currency gain........      (681,436)
 Net increase in cash and foreign currency ...............    54.330,947
 Cash and foreign currency at beginning of period ........     2,218,154
                                                             -----------
 Cash and foreign currency at end of period ..............   $56,549,101
                                                             ===========

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                          SIX MONTHS ENDED     YEAR ENDED
                                              APRIL 30,        OCTOBER 31,
                                                2000              1999
                                         ------------------ ----------------
INCREASE (DECREASE)
 IN NET ASSETS
Operations:
  Net investment income ................   $  11,447,742    $ 30,452,154
  Net realized gain (loss) .............       2,282,091        (946,600)
  Net change in unrealized
   depreciation ........................      (7,174,929)    (15,851,619)
                                           -------------    ------------
  Net increase in net
   assets resulting from
   operations ..........................       6,554,904      13,653,935
  Dividends and distributions:
  Dividends from net investment
   income ..............................     (11,803,063)    (30,366,425)
  Distributions in excess of net
     investment income .................      (2,957,073)              -
                                           -------------    ------------
  Total dividends and distributions.....     (14,760,136)    (30,366,425)
                                           -------------    ------------
  Cost of Trust shares reacquired ......      (6,893,440)     (7,216,300)
                                           -------------    ------------
  Total decrease .......................     (15,098,672)    (23,928,790)

NET ASSETS
  Beginning of period ..................     406,178,226     430,107,016
                                           -------------    ------------
  End of period (including
     undistributed net investment
     income of $0 and $355,321,
     respectively) .....................   $ 391,079,554    $406,178,226
                                           =============    ============


                                              See Notes to Financial Statements.
                                       11

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                                  APRIL 30,
                                                                    2000
                                                                    ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................     $     11.45
                                                                 -----------
Net investment income (net of interest expense of $0.12,
 $0.28, $0.26, $0.22, $0.41 and $0.35, respectively)........             .33
 Net realized and unrealized gain (loss) on investments.....            (.14)
                                                                 -----------
Net increase from investment operations ....................             .19
                                                                 -----------
Dividends and distributions:
 Dividends from net investment income ......................            (.34)
 Distributions in excess of net investment income ..........            (.08)
 Return of capital distributions ...........................               -
                                                                 -----------
Total dividends and distributions ..........................            (.42)
                                                                 -----------
Increase resulting from Trust shares repurchased ...........             .03
                                                                 -----------
Net asset value, end of period* ............................     $     11.25
                                                                 ===========
Per share market value, end of period* .....................     $      9.63
                                                                 ===========
TOTAL INVESTMENT RETURN+  ..................................            3.82%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses .........................................            0.86%+++
Operating expenses and interest expense ....................            2.97%+++
Net investment income ......................................            5.64%+++
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..........................     $   407,930
Portfolio turnover .........................................              52%
Net assets, end of period (in thousands) ...................     $   391,080
Reverse repurchase agreements outstanding,
 end of period (in thousands) ..............................     $   151,260
Asset coverage++ ...........................................     $     3,585



                                                                                  YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------
                                                                 1999         1998        1997         1996        1995
                                                                 ---- ----    ----        ----         ----        ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................   $ 11.88      $ 12.47     $  12.33     $  11.36     $  10.07
                                                               -------      -------     --------     --------     --------
Net investment income (net of interest expense of $0.12,
 $0.28, $0.26, $0.22, $0.41 and $0.35, respectively)........       .84          .78          .89          .93          .89
 Net realized and unrealized gain (loss) on investments.....      (.46)        (.53)         .09          .92         1.37
                                                               -------     --------     --------     --------     --------
Net increase from investment operations ....................       .38          .25          .98         1.85         2.26
                                                               -------     --------     --------     --------     --------
Dividends and distributions:
 Dividends from net investment income ......................      (.84)        (.81)        (.84)        (.29)           -
 Distributions in excess of net investment income ..........         -         (.03)           -            -            -
 Return of capital distributions ...........................         -            -            -         (.59)        (.97)
                                                               -------     --------     --------     --------     --------
Total dividends and distributions ..........................      (.84)        (.84)        (.84)        (.88)        (.97)
                                                               ------      --------     --------     --------     --------
Increase resulting from Trust shares repurchased ...........       .03            -            -            -            -
                                                               ------      --------     --------     --------     --------
Net asset value, end of period* ............................   $ 11.45     $  11.88     $  12.47     $  12.33     $  11.36
                                                               =======     ========     ========     ========     ========
Per share market value, end of period* .....................   $  9.69     $   9.88     $  10.56     $  10.13     $  10.13
                                                               =======     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+  ..................................      6.70%        1.34%       13.23%        9.48%       22.88%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses .........................................      0.85%        0.88%        0.93%        0.97%        0.96%
Operating expenses and interest expense ....................      3.18%        3.01%        2.74%        4.63%        4.34%
Net investment income ......................................      7.14%        6.39%        7.30%        8.24%        8.58%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..........................  $426,283     $444,051     $440,465     $409,644     $374,975
Portfolio turnover .........................................       186%         153%         146%         151%          78%
Net assets, end of period (in thousands) ...................  $406,178     $430,107     $451,419     $446,394     $411,295
Reverse repurchase agreements outstanding,
 end of period (in thousands) ..............................  $149,346     $173,520     $206,126     $217,135     $202,703
Asset coverage++ ...........................................  $  3,720     $  3,479     $  3,190     $  3,056     $  3,028

----------
  * Net asset value and market value published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for period less than one full year is not annualized.
 ++ Per $1,000 of reverse repurchase agreement outstanding.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION
& ACCOUNTING                                       The BlackRock North  American
POLICIES                                           Government Income Trust Inc.,
                                                   (the  "Trust"),  a   Maryland
corporation, is a non-diversified, closed-end management investment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.


BASIS OF PRESENTATION: The financial statements of the Trust are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.


SECURITIES VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors, and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Futures contracts are valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity or disposition.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call optiongives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased.
Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

      Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

      Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (the Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Trust.

FOREIGN CURRENCY TRANSLATION: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

       (i)   market   value   of   investment   securities,   other  assets  and
       liabilities-at the New York City noon rates of exchange.

       (ii)  purchases    and   sales   of  investment  securities,  income  and
       expenses-at the rates of exchange prevailing on the respective dates of such transactions.

      The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

      Net realized and unrealized foreign exchange losses of $1,467,200 include realized foreign exchange gains and losses from sales and maturities of foreign portfolio securities, maturities of foreign reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

      Foreign   security   and   currency   transactions   may  involve  certain
considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.

      The exchange rate for the Canadian dollar at April 30, 2000 was US$ 0.6758 to C$1.00.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

      Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

      No provision has been made for U.S. income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

      Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

      The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS                             The   Trust   has   an Investment
                                               Advisory Agreement with BlackRock
Advisors,   Inc.   (the  "Advisor"),  which  is  a  wholly-owned  subsidiary  of
BlackRock, Inc. which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

      The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of

0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.


      Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays for occupancy and provides certain clerical and accounting services to the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                                  Purchases    and    sale s of
SECURITIES AND                                     investment securities,  other
OTHER INVESTMENTS                                  than  short-term  investments
                                                   and   dollar  rolls, for  the
period  ended  April  30,  2000  aggregated   $270,028,727   and   $256,315,318,
respectively.

      The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At April 30, 2000, the Trust did not hold any illiquid securities.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

      The federal income tax basis of the Trust's investments at April 30, 2000 was $510,572,203, and accordingly, net unrealized depreciation for federal income tax purposes was $9,728,283 (gross unrealized appreciation $13,182,348; gross unrealized depreciation $22,910,631).

      Details of open financial futures contracts at April 30, 2000 are as follows:

                                                       VALUE AT        VALUE AT        UNREALIZED
NUMBER OF                             EXPIRATION        TRADE         APRIL 30,      APPRECIATION/
CONTRACTS             TYPE               DATE            DATE            2000        (DEPRECIATION)
-----------   --------------------   ------------   -------------   -------------   ---------------
Short Position:
     31           Eurodollar          Mar. '00      $7,323,611      $7,224,550        $   99,061
    749       30 Yr. U.S. T-Bond      June '00      71,331,661      72,325,313          (993,652)
Long Position:
    230        10 Yr. U.S.T-Note      June '00      21,991,155      22,299,219           308,064
                                                                                      ----------
                                                                                      $ (586,527)
                                                                                      ==========

      Details of open forward currency contracts at April 30, 2000 are as follows:



                                    VALUE AT         VALUE AT         UNREALIZED
 SETTLEMENT        CONTRACT        SETTLEMENT        APRIL 30,      APPRECIATION/
    DATE          TO RECEIVE          DATE             2000         (DEPRECIATION)
------------   ---------------   --------------   --------------   ---------------
Purchase:
   5/8/00      C$54,750,000      $37,673,660      $36,979,875        $ (693,785)
   5/8/00        25,000,000       16,882,196       16,885,788             3,592
                                                                     ----------
                                                                     $ (690,193)
                                                                     ==========

      The Trust holds one interest rate cap. Under the agreement the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap at April 30, 2000 are as follows:



 NOTIONAL                                                                   VALUE AT
  AMOUNT        FIXED                        TERMINATION     AMORTIZED     APRIL 30,      UNREALIZED
   (000)        RATE       FLOATING RATE         DATE           COST          2000       APPRECIATION
----------   ----------   ---------------   -------------   -----------   -----------   -------------
$ 25,000     6.00%        3 mth. LIBOR      2/19/02         $290,884      $498,114         $207,230
                                                                                           ========

NOTE 4. BORROWINGS                              REVERSE REPURCHASE AGREE-
                                                MENTS:  The  Trust  enters  into
reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.


      The average daily balance of United States reverse repurchase agreements outstanding during the period ended April 30, 2000 was approximately $118,810,566 at a weighted average interest rate of approximately 5.79%. Also, the average daily balance of Canadian reverse repurchase agreements outstanding during the period ended April 30, 2000 was approximately C$15,536,101 at a weighted average interest rate of 4.89%. The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was $154,464,880 as of January 31, 2000, which was 27% of total assets.


DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

      The Trust had no outstanding dollar rolls during the six months ended April 30, 2000.



NOTE 5. CAPITAL                                   There  are  200 million shares
                                                  of   $.01   par  value  common
stock authorized. Of the 34,773,993 shares outstanding at April 30, 2000, the Advisor owned 7,093 shares.

      During the six months ended April 30, 2000, the Trust repurchased a total of 708,900 shares of its outstanding common stock at a cost of $6,893,440, at an average discount of approximately 15.9% from its net asset value. These shares are being held in treasury.


NOTE  6.  DIVIDENDS                          Subsequent  to  April 30, 2000, the
                                             Board of  Directors  of  the  Trust
declared dividends from undistributed earnings of $0.07 per share payable May 31, 2000 to shareholders of record on May 15, 2000.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:


   (1)   To elect three Directors as follows:
         DIRECTOR                                   CLASS     TERM    EXPIRING
         --------                                   -----     ----    -------
         Frank J. Fabozzi ...................         II     3 years    2003
         Walter F. Mondale ..................         II     3 years    2003
         Ralph L. Schlosstein ...............         II     3 years    2003

         Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, Laurence D. Fink, Andrew F. Brimmer, James Clayburn La Force, Jr., and Kent Dixon.

   (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 2000.

   (3) To approve or reject the shareholder proposal requesting that BNA shall afford all shareholders an opportunity to realize net asset value for their shares by converting to an open-end fund.

   Shareholders elected the three Directors, ratified the selection of Deloitte & Touche LLP and rejected the Shareholder proposal to convert to an open-end fund. The results of the voting was as follows:

                                                 VOTES FOR   VOTES AGAINST   ABSTENTIONS
                                                 ---------   -------------   -----------
   Frank J. Fabozzi .........................    21,876,176              -     7,272,144
   Walter F. Mondale ........................    21,769,848              -     7,378,472
   Ralph L. Schlosstein .....................    21,899,583              -     7,248,737
   Ratification of Deloitte & Touche LLP ....    28,525,706        185,691       436,923
   To approve shareholder proposal ..........    11,132,932      7,263,863       888,203

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock North American Government Income Trust's investment objective is to manage a portfolio of investment grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. ("BlackRock") is an SEC-registered investment advisor. As of March 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock managed twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of open-end funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "Baa" by Moody's, or securities which BlackRock deems as of comparable quality. Examples of types of securities in which the Trust may invest include Canadian and U.S. government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and other debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, Canadian Corporate bonds, U.S. government securities, securities backed by U.S. government agencies (such as residential mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage- backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the asset of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Adviser has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Adviser will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows. Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331|M/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interest of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

CORPORTE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED   Mortgage  instruments with interest rates that
SECURITIES (ARMS):                adjust at periodic intervals at a fixed amount
                                  over the market  levels of  interest  rates as
                                  reflected  in  specified  indexes.   ARMS  are
                                  backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:          Securities   backed   by   various   types  of
                                  receivables such as automobile and credit card receivables.

CANADIAN MORTGAGE SECURITIES:     Canadian   Mortgage   instruments   which  are
                                  guaranteed  by the Canadian  Mortgage  Housing
                                  Corporation (CMHC), a federal agency backed by the full faith and credit of the Canadian
                                  Government.

CLOSED-END FUND:                  Investment  vehicle which  initially  offers a
                                  fixed  number of shares  and trades on a stock
                                  exchange.  The fund  invests in a portfolio of
                                  securities  in  accordance   with  its  stated
                                  investment objectives and policies.

COLLATERALIZED                    Mortgage-backed  securities   which   separate
MORTGAGE OBLIGATIONS (CMOS):      mortgage   pools  into   short,   medium,  and
                                  long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE               Mortgage-backed securities  secured  or backed
BACKED SECURITIES (CMBS):         by  mortgage loans on commercial properties.

DISCOUNT:                         When a fund's net asset value  is greater than
                                  its stock price the fund is said to be trading at a discount.

DIVIDEND:                         Income  generated by securities in a portfolio
                                  and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:            Shareholders    may    elect   to   have   all
                                  distributions  of dividends  and capital gains
                                  automatically   reinvested   into   additional
                                  shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however, they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:            Securities  issued or  guaranteed  by the U.S.
                                  government,   or  one  of  its   agencies   or
                                  instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:         Mortgage   securities   including   CMBS  that
                                  receive only the  interest  cash flows from an
                                  underlying   pool   of   mortgage   loans   or
                                  underlying pass-through securities. Also known as a STRIP.

INVERSE-FLOATING RATE MORTGAGES:  Mortgage  instruments with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                     Price per share of a security  trading in the
                                  secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:            A mortgage  dollar roll is a   transaction  in
                                  which  the  Trust   sells   mortgage-   backed
                                  securities  for delivery in the current  month
                                  and  simultaneously  contracts  to  repurchase
                                  substantially  similar (although not the same)
                                  securities on a specified future date.  During
                                  the "roll" period,  the Trust does not receive
                                  principal   and   interest   payments  on  the
                                  securities,  but is compensated  for giving up
                                  these   payments  by  the  difference  in  the
                                  current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:           Mortgage-backed  securities  issued  by  FNMA,
NET ASSET VALUE (NAV):            FHLMC, FHA or GNMA.  Net  asset  value is  the
                                  total market value of all securities  held  by
                                  the  Trust,   plus   income   accrued  on  its
                                  investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE
                                  WALL STREET JOURNAL on Monday.

RINCIPAL-ONLY SECURITIES:         Mortgage  securities  that  receive  only the
                                  principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

JECT LOANS:                       Mortgages for multi-family,  low- to   middle-
PREMIUM:                          income housing. When  a  fund's stock price is
                                  greater than its net asset value, the fund is said to be trading at a premium.

RESIDUALS:                        Securities     issued   in   connection   with
                                  collateralized   mortgage   obligations   that
                                  generally  represent the excess cash flow from
                                  the mortgage  assets  underlying the CMO after
                                  payment of principal and interest on the other
                                  CMO  securities  and  related   administrative
                                  expenses.

REVERSE REPURCHASE AGREEMENTS:    In a reverse repurchase agreement,  the  Trust
                                  sells securities and agrees to repurchase them
                                  at a mutually  agreed  date and price.  During
                                  this time, the Trust  continues to receive the
                                  principal  and  interest  payments  from  that
                                  security.  At the end of the  term,  the Trust
                                  receives  the same  securities  that were sold
                                  for  the  same  initial   dollar  amount  plus
                                  interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED          Arrangements  in  which  a   pool of assets is
SECURITIES                        separated   into   two   classes  that receive
                                  different  proportions   of the  interest  and
                                  principal    distribution    from   underlying
                                  mortgage-backed securities. IO's and PO's are examples of STRIPs.

--------------------------------------------------------------------------------
                           BLACKROCK ADVISORS, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK      MATURITY
                                                                SYMBOL        DATE
PERPETUAL TRUSTS                                              ----------   ---------
The BlackRock Income Trust Inc.                                   BKT         N/A
The BlackRock North American Government Income Trust Inc.         BNA         N/A
The BlackRock High Yield Trust                                    BHY         N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                              BTT        12/00
The BlackRock 2001 Term Trust Inc.                                BTM        06/01
The BlackRock Strategic Term Trust Inc.                           BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT        12/04
The BlackRock Advantage Term Trust Inc.                           BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT        12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                  BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc.       RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust               RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.       RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc.         RNY          N/A
The BlackRock Pennsylvania Strategic Municipal Trust                   BPS          N/A
The BlackRock Strategic Municipal Trust                                BSD          N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                         BMN         12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                   BRM         12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.        BFC         12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                BRF         12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.          BLN         12/08
The BlackRock Insured Municipal Term Trust Inc.                        BMT         12/10

IF  YOU  WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
                           AT (800) 227-7BFM (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of March 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of open-end funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.

     BlackRock's  fixed  income  product  was  introduced  in  1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.
















                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------------
   BlackRock
---------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

     The accompanying financial statements as of April 30, 2000 were not audited and, accordingly, no opinion is expressed on them.
     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.
     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock at market prices.

                          THE BLACKROCK NORTH AMERICAN
                          GOVERNMENT INCOME TRUST INC.
                c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM


[Logo Omitted]   Printed on recycled paper                           092475-10-2



The  BlackRock
NORTH AMERICAN
GOVERNMENT
INCOME TRUST INC.
=======================
SEMI-ANNUAL REPORT
APRIL 30, 2000



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